UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2016

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
Transfer of Listing

By letter dated November 30, 2016, the NASDAQ Staff (the "Staff") notified the Company that the Staff had determined that the Company had not been in compliance with the compensation and nominating committee independence requirements under Listing Rules 5605(d)(2) and 5605(e)(1) (the "Rules"), but that, based upon submissions by the Company described below, the Company had regained compliance with the Rules and that this matter was now closed.

On September 28, 2016 the Company was contacted by NASDAQ regarding a concern that the Company may have failed to remain in compliance with the Rules, which require that the compensation and nominating committees of NASDAQ-listed issuers be comprised solely of independent directors. It was Staff's position that following a review of the Company's filings with the Securities and Exchange Commission (the "SEC"), the Company was not in compliance with the compensation and nominating committee independence requirements under the Rules. After subsequent telephone discussions between the Company and the Staff, and the Staff's review of the Company's email submission dated September 29, 2016, the Staff had determined that the Company was not in compliance with the Rules.

The Staff based its determination on the following: In its Form 10-K for the fiscal year ended December 31, 2015, the Company disclosed that on November 4, 2015, it had entered into consulting agreements with Jeffrey F. O'Donnell, Sr., Chairman of the Board and member of the Compensation and Nominating Committees, and Samuel Navarro, a member of the Nominating Committee (together, the "Directors"). Under the terms of the agreements, the Company paid each of the Directors an up-front payment of $40,000 for services rendered prior to entering into the agreements (from June 2015), and a $10,000 retainer, paid on the tenth day of each month, beginning on November 10, 2015 and continuing through June 10, 2016.

Subsequently, in its Definitive Proxy Statement filed with the SEC on September 16, 2016, the Company reported that on July 22, 2016, its Board of Directors extended the agreements with the Directors through September 30, 2016. Staff determined that as a result, the aggregate compensation paid to each of the Directors was in excess of $120,000 in a period of 12 consecutive months, which precluded the Directors from being deemed "independent" pursuant to Listing Rule 5606(a)(2).

On November 11, 2016 the Company notified NASDAQ by email, confirming that the Directors had resigned from the Compensation and Nominating and Governance Committees, effective October 27, 2016.  The Company also represented that each member of those committees currently consists solely of independent directors, in accordance with the Rules, as posted on the Company's web site at www.strataskinsciences.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.
By:	/s/ Christina Allgeier
Christina Allgeier
Chief Financial Officer

Date:  December 2, 2016